                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
[x] Definitive Proxy Statement                 Commission Only (as permitted by
[ ] Definitive Additional Materials            Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12

                                MACROMEDIA, INC.
                                  ------------
                (Name of Registrant as Specified In Its Charter)

                                  ------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                                January 30, 1997



To Our Stockholders:

         You are cordially invited to attend a Special Meeting of Stockholders of Macromedia, Inc. to be held at 600 Townsend Street, San Francisco, California, on Monday, March 3, 1997 at 1:00 p.m. P.D.T.

         The matter expected to be acted upon at the meeting is described in detail in the following Notice of Special Meeting of Stockholders and Proxy Statement.

         It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you at the meeting.

                                        Sincerely,


                                        Richard B. Wood
                                        Vice President of Operations,
                                        Chief Financial Officer and Secretary

                                MACROMEDIA, INC.
                               600 TOWNSEND STREET
                         SAN FRANCISCO, CALIFORNIA 94103
                                   -----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Macromedia, Inc. (the "Company") will be held at 600 Townsend Street, San Francisco, California, on Monday, March 3, 1997 at 1:00 p.m. P.D.T. for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's 1992 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares from 9,000,000 shares to 10,800,000 shares.

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on January 29, 1997 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors



                                       Richard B. Wood
                                       Vice President of Operations,
                                       Chief Financial Officer and Secretary
San Francisco, California
January 30, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.

                               600 TOWNSEND STREET
                         SAN FRANCISCO, CALIFORNIA 94103
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                                JANUARY 30, 1997

     The accompanying proxy is solicited on behalf of the Board of Directors of Macromedia, Inc., a Delaware corporation (the "Company" or "Macromedia"), for use at a Special Meeting of Stockholders of the Company to be held at 600 Townsend Street, San Francisco, California, on Monday, March 3, 1997 at 1:00 p.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on January 29, 1997 will be entitled to vote at the Meeting. At the close of business on January 29, 1997, the Company had 36,970,403 shares of Common Stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about January 30, 1997.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date.

     Approval of the amendment to the Company's 1992 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting entitled to vote. All votes will be tabulated by the inspector of election appointed for the Meeting who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to the proposal. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether the proposal has been approved.

The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                             REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                 PROPOSAL NO. 1 -- APPROVAL OF AMENDMENT TO THE
                           1992 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1992 Equity Incentive Plan (the "Equity Incentive Plan" or the "1992 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 9,000,000 shares to 10,800,000 shares (an increase of 1,800,000 shares). The Board of Directors of the Company (the "Board") approved the proposed amendment described above on January 21, 1997 to be effective upon stockholder approval.

     Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the industry.

     Below is a summary of the principal provisions of the 1992 Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

1992 EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN HISTORY. The Board adopted and stockholders approved the Equity Incentive Plan on September 23, 1992 to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. The 1992 Plan has since been amended once per year to increase the number of shares available for issuance thereunder. The following describes each of the amendments made to the Equity Incentive Plan since its initial adoption and approval. On October 15, 1993, the Board approved an amendment to the 1992 Plan to place a limitation on the maximum number of shares available for issuance to certain executive officers at any time under the Plan, to make certain other amendments in the administration of the 1992 Plan and to increase the number of shares in the reserve available for issuance under the 1992 Plan by 600,000 to 3,600,000 shares. Stockholders approved these amendments on November 17, 1993. On May 24, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 4,600,000 shares. Stockholders approved the amendment on July 26, 1994. On October 25, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,400,000 shares to 6,000,000 shares. Stockholders approved the amendment on January 19, 1995. On May 24, 1995, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares to 7,200,000 shares. Stockholders approved the amendment on June 19, 1995. On April 29, 1996, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 to 9,000,000. Stockholders approved the amendment on May 31, 1996. Prior to the Meeting, management will ask the Board to adopt certain technical amendments to the 1992 Plan to reflect changes the Securities and Exchange Commission adopted on May 31, 1996 to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("New Rule 16b-3"). The summary of the 1992 Plan reflects the Company's compliance with New Rule 16b-3.

SHARES SUBJECT TO THE EQUITY INCENTIVE PLAN. An aggregate of 10,800,000 shares (assuming approval of the proposed amendment) of the Company's Common Stock have been reserved by the Board for issuance under the 1992 Plan. If any option granted pursuant to the 1992 Plan expires or terminates for any reason without being exercised in full, or any award terminates without being issued, the unexercised shares released from such option and award will again become available for issuance under the Plan. In addition, any shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the MacroMind, Inc. 1989 Incentive Stock Option Plan and 1989 Non-Statutory Stock Option Plan and the Paracomp, Inc. 1989 Stock Option Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for distribution under the Equity Incentive Plan.

ADMINISTRATION. The Equity Incentive Plan is administered by the Compensation Committee (the "Committee") the members of which are appointed by the Board. The Committee currently consists of L. John Doerr and John C. Laing both of whom are "non-employee directors" as that term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Subject to the terms of the Equity Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Equity Incentive Plan or any awards granted thereunder.

ELIGIBILITY. Employees, officers, directors, independent contractors, consultants, and advisors of the Company (and of any subsidiaries and affiliates) whom the Board deems to have potential to contribute to the future success of the Company (the "Participants") will be eligible to receive stock options, restricted stock or stock bonuses under the Equity Incentive Plan. No "Named Executive Officer" as that term as defined under Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act is eligible to receive more than 1,800,000 shares of Common Stock at any time during the 1992 Plan. As of January 22, 1997, approximately 505 persons were eligible to receive awards under the 1992 Plan, and 7,534,473 shares were subject to outstanding options. Over the term of the 1992 Plan, the following Named Executive Officers (as defined above) have been granted options to purchase shares of Common Stock under the 1992 Plan as follows: John C. Colligan, 764,912 shares; Susan Gordon Bird, 274,000 shares; Joseph D. Dunn, 260,700 shares; Richard B. Wood, 275,244 shares; and Miles C. Walsh, 218,832 shares. Current executive officers as a group have been granted options to purchase 1,634,176 shares, and all employees as a group, other than executive officers, have been granted options to purchase 10,337,583 shares.

STOCK OPTIONS. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs").

ISOs may be granted only to employees. The option exercise price for each ISO must be no less than 100% of the fair market value (as defined in the 1992 Plan) of a share at the time such option is granted. The option exercise price for each NQSO must be no less than 85% of the fair market value of a share at the time of grant. In the case of a 10% stockholder the exercise price for an ISO or NQSO must be no less than 110% of the fair market value. Options are exercisable within the times and upon the events determined by the Committee as set forth in the optionee's option agreement.

The Equity Incentive Plan provides for the payment of the exercise price of options by any of the following means, subject to the provisions of the optionee's option agreement: (1) in cash (by check); (2) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a "same-day sale" commitment from the Participant and a NASD broker; (8) by a "margin" commitment from the Participant and a NASD broker; or (9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

RESTRICTED STOCK AWARDS. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of a share on the date of the award (and 100% of the fair market value in the case of a 10% stockholder), and can be paid for with the types of consideration described under Stock Options above with the exception of a same-day sale or margin commitment which are available only for options.

STOCK BONUS AWARDS. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at the time and upon the conditions as the Committee determines.

AMENDMENT OF THE EQUITY INCENTIVE PLAN. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Equity Incentive Plan.

TERM OF THE EQUITY INCENTIVE PLAN. The Equity Incentive Plan will terminate on September 22, 2002, ten years from the date the Equity Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the Participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 provides that the maximum rate applicable to ordinary income is 39.6%. Long term capital gain will be taxed at a maximum tax rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports the income received by the Participant in connection with the award. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares and the Company properly reports the income received by the Participant in connection with the award.

ERISA

The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

                    THE BOARD RECOMMENDS A VOTE FOR APPROVAL
               OF THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of January 22, 1997, with respect to the beneficial ownership of the Company's Common Stock by
(i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each of the Chief Executive Officer of the Company and the four other most highly compensated executive officers for the fiscal year ended March 31, 1996 and (iv) all directors and executive officers as a group.

                                                 AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)  PERCENT OF CLASS
------------------------------------            -----------------------  ----------------
James R. Von Ehr, II (2)                              3,425,332                9.3%

Kevin F. Crowder (3)                                  1,961,302                5.3

John C. Colligan (4)                                    468,173                1.3

L. John Doerr (5)                                       127,170                *

C. Richard Kramlich (6)                                  79,083                *

Susan Gordon Bird (7)                                    78,008                *

Miles C. Walsh (8)                                       72,019                *

Joseph Dunn (9)                                          59,778                *

Richard B. Wood (10)                                     58,183                *

John C. Laing (11)                                       37,120                *

Donald L. Lucas (12)                                     29,108                *

William B. Welty (13)                                    16,355                *

Robert K. Burgess (14)                                       --               --

All current directors and executive officers
as a group (12 persons)(15)                           6,374,923               16.9%

----------
*        Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 523,274 shares held of record by Mr. Von Ehr's spouse to which Mr. Von Ehr disclaims beneficial ownership. Mr. Von Ehr's address is c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(3) Represents shares held jointly by Mr. Crowder and his spouse. Their address is c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(4) Includes 431,173 shares subject to options held by Mr. Colligan that are exercisable within 60 days of January 22, 1997. (5) Includes 56,875 shares subject to options held by Mr. Doerr that are exercisable within 60 days of January 22, 1997.

(6) Includes 56,875 shares subject to options held by Mr. Kramlich that are exercisable within 60 days of January 22, 1997.

(7) Includes 76,008 shares subject to options held by Ms. Bird that are exercisable within 60 days of January 22, 1997.

(8) Includes 70,639 shares subject to options held by Mr. Walsh that are exercisable within 60 days of January 22, 1997. Mr. Walsh resigned from his position at the Company effective as of August 8, 1996.

(9) Represents shares subject to options held by Mr. Dunn that are exercisable within 60 days of January 22, 1997. Mr. Dunn resigned from his position as an executive officer of the Company effective as of May 24, 1996, but remains as an employee of the Company.

(10) Represents shares subject to options held by Mr. Wood that are exercisable within 60 days of January 22, 1997.

(11) Represents shares subject to options held by Mr. Laing that are exercisable within 60 days of January 22, 1997.

(12)     Represents 6,297 shares held of record by the Donald L. Lucas & Lygia
         S. Lucas Trust and 22,811 shares subject to options held by Mr. Lucas that are exercisable within 60 days of January 22, 1997.

(13) Represent shares subject to options held by Mr. Welty that are exercisable within 60 days of January 22, 1997.

(14) Mr. Burgess was appointed President and a director of the Company in November 1996. See "Employment Agreements."

(15) Includes 804 additional shares and 94,285 shares subject to options held by an executive officer not named in this table that are exercisable within 60 days of January 22, 1997 and the shares subject to options stated to be included in footnotes (4) - (13). Does not include shares or shares subject to option held by Messrs. Dunn and Walsh.

                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1994, 1995 and 1996 by (i) the Company's Chief Executive Officer and (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 1996 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                            LONG-TERM
                                                           COMPENSATION
                                                           ------------
                                     ANNUAL COMPENSATION    SECURITIES
                                     --------------------   UNDERLYING
  NAME AND PRINCIPAL POSITION  YEAR  SALARY($)   BONUS($)   OPTIONS(#)
  ---------------------------  ----  ---------   --------   ----------
John C. Colligan(1)            1996  191,664      163,125      50,000
President and Chief Executive  1995  174,084      103,730      60,000
Officer                        1994  166,003       58,812     304,912

Susan Gordon Bird              1996  214,751(2)   99,688       10,000
Vice President of Worldwide    1995  235,973(3)   31,109       44,000
Sales                          1994  201,679(4)       --      190,000

Richard B. Wood                1996  143,333     101,500           --
Vice President of Operations,  1995  122,949      61,574      110,244
Chief Financial Officer and    1994  114,122      34,837       37,500
Secretary

Joseph D. Dunn(5)              1996  142,333     101,500           --
Vice President of Product      1995  128,874      62,134       85,700
Marketing                      1994  114,112      29,837       39,000


Miles C. Walsh(6)              1996  143,333      97,500       10,000
Vice President of Marketing    1995  105,000      52,146      208,832


----------
(1) Mr. Colligan resigned from his position as President and Chief Executive Officer of the Company effective as of November 1, 1996, but continues to hold the position of Chairman of the Board of Directors. Effective November 1, 1996, Mr. Robert K. Burgess became the President of the Company. See the discussion of Mr. Burgess' employment agreement in Employment Agreements below.

(2)      Includes $104,751 of commissions.

(3)      Includes $123,166 of commissions.

(4)      Includes $90,653 of commissions.

(5) Mr. Dunn has resigned from his position as an executive officer of the Company effective as of May 24, 1996, but remains as an employee of the Company.

(6) Mr. Walsh joined the Company in June 1994 and resigned from his position at the Company effective as of August 8, 1996.

         The following table sets forth further information regarding individual grants of stock options pursuant to the Company's 1992 Equity Incentive Plan during fiscal 1996 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.


                          OPTION GRANTS IN FISCAL 1996

                                               INDIVIDUAL GRANTS
                   -----------------------------------------------------------------------      POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF        PERCENT OF TOTAL                                      ASSUMED ANNUAL RATES OF STOCK
                   SECURITIES UNDERLYING  OPTIONS GRANTED                                   PRICE APPRECIATION FOR OPTION TERM(2)
                      OPTIONS GRANTED     TO EMPLOYEES IN   EXERCISE PRICE     EXPIRATION   -------------------------------------
NAME                      (#)(1)            FISCAL 1996       ($/SH)(1)           DATE           5%($)                 10%($)
----               ---------------------  ----------------  --------------     ----------        -----                 ------
John C. Colligan         50,000                2.1%            $32.750          2/20/2006      $1,029,815            $2,609,753

Susan Gordon Bird        10,000                0.4              24.375         10/10/2005         153,293               388,475

Richard B. Wood              --                 --                  --                 --              --                    --

Joseph D. Dunn               --                 --                  --                 --              --                    --

Miles C. Walsh           10,000                0.4              24.375         10/10/2005         153,293               388,475


----------
(1) Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Such options become exercisable as they vest with respect to 2.0833% of the shares for each full month that the optionee renders services to the Company. Options expire at the earlier of ten years from the date of grant or at the time of the optionee's termination of employment.

(2) The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table sets forth certain information concerning the exercise of stock options during fiscal 1996 by each of the Named Executive Officers and the number and value at March 31, 1996 of unexercised options held by such individuals.


                 AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND
                          MARCH 31, 1996 OPTION VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                                                    OPTIONS AT FISCAL YEAR-END (#)   OPTIONS AT FISCAL YEAR-END(2)($)
                   SHARES ACQUIRED  VALUE REALIZED  ------------------------------  ---------------------------------
NAME               ON EXERCISE (#)     ($)(1)       EXERCISABLE      UNEXERCISABLE  EXERCISABLE         UNEXERCISABLE
----               ---------------  --------------  -----------      -------------  -----------         -------------
John C. Colligan      360,812         $9,235,258      389,504           230,800     $15,748,866           $7,440,456

Susan Gordon Bird      63,917          1,345,972       36,917            93,166       1,472,460            3,360,268

Richard B. Wood       146,156          3,345,297       31,031            93,057       1,115,325            3,344,013

Joseph D. Dunn         46,324          1,144,062       58,918            82,240       2,231,640            2,953,826

Miles C. Walsh         43,256          1,134,781       47,924           127,652       1,744,779            4,541,800


----------
(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding stock options and the closing price of the Company's Common Stock on March 29, 1996 ($42.75 per share).

                            COMPENSATION OF DIRECTORS

     Each non-employee director is reimbursed for actual business expenses incurred in attending each Board meeting. In any calendar year, there are approximately four meetings of the Board held per year. In addition, under the Directors Plan, each non-employee director receives an initial stock option to purchase 20,000 shares of Common Stock as a result of his or her appointment and is automatically granted an option to purchase 7,500 shares upon completion of each full year of service on the Board of Directors. Each current non-employee director was originally granted a nonqualified option to purchase 20,000 shares of Common Stock under the 1992 Equity Incentive Plan. In general, such options become exercisable with respect to 12.5% of the shares six months after the director begins service as a director and at the rate of 2.0833% of the shares each month thereafter. Each of the non-employee directors also received an option to purchase 10,000 shares of Common Stock under the Directors Plan in 1994, an option to purchase 15,000 shares of Common Stock in 1995 and an option to purchase 7,500 shares of Common Stock in 1996. Such options become exercisable with respect to 2.0833% of the shares each month.

                              EMPLOYMENT AGREEMENTS

JOHN C. COLLIGAN EMPLOYMENT AGREEMENT


     In November 1996 Mr. Colligan resigned from his position as President and Chief Executive Officer of the Company, but remained as Chairman of the Board. The Company has an employment agreement with Mr. Colligan, which terminates upon Mr. Colligan's death and is terminable by either the Company or Mr. Colligan at any time upon written notice. The agreement was originally entered into on December 9, 1988 between Mr. Colligan and Authorware. Upon termination of Mr. Colligan's employment, except for certain reasons, the Company is obligated to pay Mr. Colligan severance pay equal to his then base salary for six months at regular payment date intervals. In addition, during the next succeeding six months, the Company is obligated to pay Mr. Colligan severance pay equal to his then base salary or, if Mr. Colligan is then employed in a new position at a lesser base salary, the difference between such salary and his base salary at the Company. In connection with such agreement, Mr. Colligan was granted options to purchase an aggregate of 395,088 shares of the Company's Common Stock at an exercise price of $0.48.

ROBERT K. BURGESS EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Mr. Burgess in August 1996. Under the employment agreement, Mr. Burgess' annual base salary is $300,000. Mr. Burgess is guaranteed a $200,000 bonus for his first year of employment. Thereafter, Mr. Burgess may earn an annual target bonus of $200,000, if he meets 100% of the objectives established each year by the Board and up to a maximum annual bonus of $480,000, if he exceeds 100% of certain specified objectives. In accordance with his employment agreement, Mr. Burgess was granted a non-plan stock option grant for 1,000,000 shares of the Company's Common Stock which vests, so long as Mr. Burgess continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

     The Company made a recourse loan to Mr. Burgess for $2,000,000 at an interest rate of 6% per year to refinance his residence. The principal and accrued interest on the loan, which is secured by his residence, is payable in full three years from the date of the loan, or if earlier, his termination of employment or the sale of such residence. The agreement also permits Mr. Burgess to elect to receive either $100,000 or payment of certain expenses related to his relocation to the Bay Area. If Mr. Burgess voluntarily terminates employment within one year, other than pursuant to a constructive termination, he will be obligated to repay this amount reduced prorata for the number of months he remains employed with the Company.

     Upon termination for other than cause or constructive termination, Mr. Burgess will continue to receive his salary and bonus at the target plan for a period of twelve months. In addition, Mr. Burgess will be entitled to continue vesting in his options for the greater of (i) twenty-four months, reduced by the number of months from the grant date to his date of termination or (ii) twelve months. In the event Mr. Burgess is constructively terminated as president or voluntarily terminates within 180 days following a change in control, he will continue to receive his salary and bonus and Mr. Burgess' options will immediately become exercisable and vest as if he had remained employed for an additional twenty-four months, and will remain exercisable for eighteen months following the later of his termination of employment as president or the date of his option acceleration.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: L. John Doerr and John C. Laing.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than February 27, 1997 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  MARCH 3, 1997


      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


          The undersigned hereby appoints John C. Colligan and Richard
          B. Wood, or either of them, each with power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Macromedia, Inc. (the "Company") to be held at 600 Townsend Street, San Francisco, California 94103 on March 3, 1997, at 1:00 p.m. P.D.T., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:










                                                                     SEE REVERSE
                                                                     -----------
                                                                        SIDE
                                                                     -----------

                                                                    PLEASE MARK
                                                                [X] YOUR CHOICES
                                                                    LIKE THIS

      --------------           ------
      ACCOUNT NUMBER           COMMON

--------------------------------------------------------------------------------
AMENDMENT OF 1992      FOR  AGAINST  ABSTAIN  The Board of Directors recommends
EQUITY INCENTIVE PLAN  [ ]    [ ]      [ ]    a vote FOR the Proposal.
TO INCREASE THE
NUMBER OF SHARES OF                           THIS PROXY WILL BE VOTED AS
COMMON STOCK                                  DIRECTED. IN THE ABSENCE OF
RESERVED FOR                                  DIRECTION, THIS PROXY WILL BE
ISSUANCE THEREUNDER.                          VOTED FOR THE PROPOSAL.

                                              In their discretion, the proxies
                                              are authorized to vote upon such
                                              other business as may properly
                                              come before the meeting or any
                                              adjournment or postponement
                                              thereof to the extent authorized
                                              by Rule 14a-4(c) promulgated by
                                              the Securities and Exchange
                                              Commission.

                                              THIS PROXY IS SOLICITED ON BEHALF
                                              OF THE BOARD OF DIRECTORS OF THE
                                              COMPANY.


--------------------------------------------  Dated:                       ,1997
                                                    -----------------------
                                              ----------------------------------
                                              ----------------------------------
                                              Signature(s)

                                              Please sign exactly as your
                                              name(s) appear(s) on your stock
                                              certificate. If shares are held
                                              of record in the names of two or
                                              more persons or in the name of
                                              husband and wife, whether as
                                              joint tenants or otherwise, both
                                              or all of such persons should
                                              sign the proxy. If shares of
                                              stock are held of record by a
                                              corporation, the proxy should be
                                              executed by the president or vice
                                              president and the secretary or
                                              assistant secretary. Executors,
                                              administrators or other
                                              fiduciaries who execute the above
                                              proxy for a deceased stockholder
                                              should give their full title.
                                              Please date the proxy.

                                              WHETHER OR NOT YOU EXPECT TO
                                              ATTEND THE MEETING, PLEASE
                                              COMPLETE, DATE, SIGN AND PROMPTLY
                                              RETURN THIS PROXY IN THE
                                              ENCLOSED, POSTAGE-PAID ENVELOPE
                                              SO THAT YOUR SHARES MAY BE
                                              REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.

                           1992 EQUITY INCENTIVE PLAN

                         As Adopted September 23, 1992
                      and amended through January 21, 1997



                  1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

                  2. SHARES SUBJECT TO THE PLAN.

                     2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 10,800,000 Shares. Any Shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the Macromind, Inc. 1989 Incentive Stock Option Plan and 1989 Nonstatutory Stock Option Plan, and the Paracomp, Inc. 1989 Stock Option Plan (the "Prior Plans") that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for distribution under the Prior Plans, but shall be available for distribution under this Plan. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

                     2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

                  3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No "Named Executive Officer" (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act) shall be eligible to receive more than 1,800,000 Shares at any time during the term of this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under the Plan.

                  4. ADMINISTRATION.

                     4.1 Committee Authority. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                  (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                  (c)      select persons to receive Awards;

                  (d)      determine the form and terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                  (g)      grant waivers of Plan or Award conditions;

                  (h) determine the vesting, exercisability and payment of Awards;

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                  (j)      determine whether an Award has been earned; and

                  (k) make all other determinations necessary or advisable for the administration of the Plan.

                     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                     4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which shall consist of the appointment by the Board of a Committee consisting of not less than two members of the Board, each of whom is a Disinterested Person.

                  5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                     5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                     5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                     5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                     5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

                     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                     5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

                (b) If the Participant is terminated because of death or Disability (or the participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options.

                     5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                     5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                     5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

                     5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                  6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares when the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

                     6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

7.            STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

                  7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

                  8. PAYMENT FOR SHARE PURCHASES.

                     8.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the
                      Participant;

                  (b) by surrender of Shares that either: (1) have been owned by
                      Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

                  (d) by waiver of compensation due or accrued to Participant for services rendered;

                  (e) by tender of property;

                  (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                      (1) through a "same day sale" commitment from Participant
                          and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                      (2) through a "margin" commitment from Participant and an
                          NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

                  (g) by any combination of the foregoing.

                     8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                  9. WITHHOLDING TAXES.

                     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable
                      Tax Date;

                  (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                  (c) all elections shall be subject to the consent or
                      disapproval of the Committee;

                  (d) if the Participant is an Insider and if the Company is
                      subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either
                      (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; provided, that, prior to the date the Company elects to comply with the requirements of Rule 16b-3, as amended effective May 1, 1992, the provisions of former Rule 16b-3(e) of the Exchange Act shall apply with respect to any such elections; and

                  (e) in the event that the Tax Date is deferred until six (6)
                      months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                  10. PRIVILEGES OF STOCK OWNERSHIP.

                      10.1 Voting and Dividends. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                      10.2 Financial Statements. The Company shall provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Options outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                  11. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                  12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or
(b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, such right of repurchase terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.


                  13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                  14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

                  15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                  16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                  17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                  18. CORPORATE TRANSACTIONS.

                      18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company,
(c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject repurchase restrictions no less favorable to the Participant.

                      18.2 Expiration of Options. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 18.1(a) above, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 18.1(b), (c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Award Agreement, the Options shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

                      18.3 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                      18.4 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                  19. ADOPTION AND STOCKHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

                  20. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

                  21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder.

                  22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                  23. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                  24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                      "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                      "Award" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

                      "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                      "Board" means the Board of Directors of the Company.

                      "Code" means the Internal Revenue Code of 1986, as amended.

                      "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

                      "Company" means Macromedia, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                      "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                      "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                      "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                      "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                      "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                      "Option" means an award of an option to purchase Shares pursuant to Section 5.

                      "Outside Director" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or
(iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                      "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      "Participant" means a person who receives an Award under the Plan.

                      "Plan" means this Macromedia, Inc. 1992 Equity Incentive Plan, as amended from time to time.

                      "Restricted Stock Award" means an award of Shares pursuant to Section 6.

                      "SEC" means the Securities and Exchange Commission.

                      "Securities Act" means the Securities Act of 1933, as amended.

                      "Shares" means shares of the Company's Common Stock, $0.001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

                      "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                      "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").


                                      -14